united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08253

The Boyar Value Fund, Inc.

(Exact name of registrant as specified in charter)

32 West 39th Street, 9th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-995-8300

Date of fiscal year end: 12/31

Date of reporting period: 12/31/21

Item 1. Reports to Stockholders.

The Boyar Value Fund, Inc.

BOYAX

Annual Report
December 31, 2021

Mutual Funds: • are not FDIC insured • have no bank guarantee • may lose value

Our favorite holding period is forever. — Warren Buffett

Dear Boyar Value Fund Shareholder:

A Look Back

Based on stock market returns and corporate earnings alone, U.S. equity investors should be thrilled with 2021’s results, with every sector of the S&P 500 having posted at least a 17% increase. Energy, real estate, and financials were the standouts, advancing 54.6%, 42.5%, and 35.0%, respectively, while industrials, consumer staples, and utilities “lagged” by advancing “only” 21.1%, 18.6%, and 17.7%. Overall, the S&P 500 recorded 70 record closes and notched its best December since 2010. Results were so strong, says Bespoke Investment Group, that as of December 31 the index’s 3-year total return crossed 100% (perhaps somewhat alarmingly, the first such occurrence since the dotcom bubble burst!).

It was also a spectacular year for corporate earnings, according to Michael Wursthern writing for the Wall Street Journal on January 2nd, 2022, with S&P 500 profits having risen 45% (estimated)—the highest figure since FactSet began tracking the statistic (admittedly against easy comps). But analysts don’t expect this high rate of growth to continue, with estimates for profit growth currently standing at ~10%, down from 16% earlier in 2021.

But as we all know, 2021 produced far more bad news than good. We’ve observed in previous letters that few investors given a preview of 2021’s major headlines (see a summary of them below) would have guessed that every major U.S. index would generate 20%+ returns:

Q1 2021

Roughly a week after the Democrats secured effective control of both houses of Congress through the Georgia Senate runoff election, the House voted to impeach President Trump, accusing him of encouraging the January 6 riots. Late January brought the rise of the “meme stocks,” with GameStop at one point in January advancing 1,741% causing once high-flying hedge fund manager Gabe Plotkin’s fund to decline more than 50% in a single month due to a short position in GameStop shares (as well as other “meme stocks”). In February, millions of Texans were stranded without power for days amid a winter storm that by some estimates caused $80-$130 billion of direct and indirect losses.

In March, President Biden signed a $1.9 trillion COVID-19 stimulus package into law. On a lighter note, NFTs (nonfungible tokens) burst into the popular lexicon when an artist known as Beeple sold a digital collage for $69 million! Then, in late March, a container ship ran aground in the Suez Canal, holding up nearly $10 billion worth of cargo per day and exposing the fragility of the global supply chain, which would hobble businesses throughout 2021 and—as of the writing of this letter—into the foreseeable future.

Q2 2021

April brought one of the most catastrophic hedge fund collapses in recent memory when Archegos Capital Management, after speculating with massive amounts of leverage on a handful of stocks, received a

32 West 39th Street ● 9th Floor ● New York, NY 10018 ● P. 212.995.8300 ● F. 212.995.5636
www.BoyarAssetManagement.com

margin call. The fallout from the debacle, which cost Credit Suisse an estimated $5.5 billion remains a stark reminder of the dangers of leverage. Then, in May, U.S. housing prices experienced their biggest annual increase in almost two decades. (The median existing home sales price topped $350,000, nearly 24% higher than the year before.)

Q3 2021

Just as people were beginning to prepare for a return to “nearly normal,” the Delta wave of COVID-19 hit, pushing back the long-awaited economic reopening. President Biden ordered that all federal employees be vaccinated or wear a mask, and the FDA approved the COVID-19 booster shot for those 65 years and older. In August, the Taliban took over Kabul and U.S. troops in Afghanistan eventually withdrew, ending almost 20 years of conflict.

Q4 2021

In October, roughly 140 countries agreed to one of the largest overhauls of global tax rules in a century, targeting a minimum 15% tax rate. In late October, Tesla’s market value surpassed $1 trillion after reports that Hertz had ordered 100,000 vehicles. (As of 12/31/19, Tesla’s market value had been “only” $75 billion.) In November, President Biden secured a notable legislative victory when he signed into law a $1 trillion infrastructure package. Toward the end of November as the Delta wave subsided, a new highly contagious Omicron strain was identified and designated by the World Health Organization as a variant of concern, sending equities sharply lower and further delaying a sustained economic reopening. In December, in a major blow to President Biden, Democratic Senator Joe Manchin announced that he would not support the Build Back Better Act, one of Biden’s and progressive legislators’ major legislative and social priorities, a move that has heightened uncertainty about future legislative and tax policy. (For more on these developments, see the Wall Street Journal article titled, “What Was News: 2021’s Biggest Stories,” published on December 15th, 2021.)

Performance

The Boyar Value Fund gained 5.68% for the 4th quarter versus an 8.17% increase for the S&P 1500 Value. For 2021, the Boyar Value Fund increased by 18.61% versus a 25.39% advance for the S&P 1500 Value.

A Look Ahead

Any number of things could go wrong in 2022, whether related to Omicron or other potential COVID-19 variants, misguided Fed policy, runaway inflation, or geopolitical tensions with China and Russia— among other things. But trying to predict the future, let alone the market’s reaction to it, is a fool’s errand. There will always be “reasons not to invest,” and predicting the near-term future is practically impossible. Instead, investors should focus on purchasing great companies at attractive valuations, thereby tilting the odds in their favor over the long run.

We remain bullish going forward, in part based on the state of the U.S. consumer. Debt payments as a percentage of disposable personal income stand at 9%, close to all-time lows and nowhere near the 13.2% reached in Q4 2007, right before the housing crisis. What’s more, with equities near all-time highs, amid a strong U.S. housing market, U.S. households’ net worth has never been greater (currently $150,788 billion, compared with $70,726 billion in Q3 2007). In our view, one of the dangers to a sustained recovery is cash hoarding, considering that the U.S. economy is largely consumer-driven.

The million-dollar question is whether the S&P 500 can continue its positive momentum for a fourth consecutive year. Certainly 3-year winning streaks are not unheard of, having occurred 11 times since 1927, but we also note that the S&P 500 dropped after six of those 3-year streaks.

Many of the high-flying companies that did so well in 2021 (and that have sharply reversed course thus far in 2022) were the favorites of the Robinhood crowd. The popular press often suggests that this new class of young investors who have entered the market should positively affect stocks’ long-term trajectory, bringing to mind similar stories written about day traders in the years prior to the dotcom collapse. However, when the bubble eventually burst, those day traders sustained such large losses that they exited the market completely and, in many cases, did not return for many years. With a good deal of the high-flyers having already lost 50% or more of their value, we’ll be interested to see whether this new class of investor will leave the market in a similar fashion.

U.S. Election Cycle and Stock Market Returns

Since 1946, S&P 500 returns for midterm election years have been pedestrian at best, with advances averaging ~6%. When a Democrat is in the White House, the gain averages ~4%, but second years for new Democratic presidents have registered a 2.3% decline on average, according to the latest edition of the Stock Trader’s Almanac. What’s more, since 1913, the DJIA has dropped ~20.1%, on average, from its postelection high to its low in the following midterm year. The Dow’s postelection year high was ~36,488, so if history is any guide, the Dow could fall to somewhere around 29,153 before the midterms. (As of January 20, 2022, the DJIA stands at 34,715.)

One factor that could potentially lead to more volatility in 2022 (and more muted gains), is the fact that 2021 was full of unusually mild pullbacks. According to Truist Advisory Services, following the ten years with the mildest pullbacks going back to 1955, stocks tended to advance the following year but were more volatile. According to Truist data in these years, the S&P 500’s deepest intra-year drawdown averaged 13% while posting an average return of 7%.

Interest Rates and Stock Market Returns

Now that the Fed is expected to start raising rates in 2022, examining how the stock market performed in a rising rate environment can be useful. As the following chart shows, from 1965 to 2009 stocks and rates moved together until the 10-year reached 4.5%, when a negative correlation appeared.

Since 2009 that negative correlation has started at 3.6%. With the 10-year currently yielding 1.77%, history would suggest that we have a long way to go before rising rates are negative for equities. We do offer one caveat: with rates so low for so long, amid such a level of monetary intervention by the Federal Reserve, we are in poorly charted waters, so past comparisons could be less meaningful.

In 2021, some investors learned that fixed-income investments are not necessarily “risk-free” investments, with fixed-income investors’ returns especially painful against the backdrop of “risky” equities’ outperformance. If interest rates continue to rise, fixed-income investors could be due for much more pain, as can be seen by certain investments’ response (see chart to the right) to a 1% rise in interest rates.

Impact of a 1% rise in interest rates
Assumes a parallel shift in the yield curve
2Y UST
5Y UST
TIPS
10Y UST
30Y UST
IG Corps
U.S. Aggregate
Convertibles
U.S. HY
Municipals
MBS
ABS
Floating Rate
-1.2%
-2.0%
-3.5%
-4.7%
-2.8%
-4.1%
-7.3%
-8.8%
-18.0%
-19.8%
-6.4%
-8.7%
-5.0%
-6.8%
2.1%
-1.6%
0.4%
-3.8%
-3.9%
-5.1%
-2.8%
-4.8%
-1.2%
-2.3%
0.4%
-0.1%
Total return
Price return
-24%
-19%
-14%
-9%
-4%
1%
6%
Source: JP Morgan Guide to the Markets.

If interest rates continue their ascent, Treasury investors might well see negative returns for 2 consecutive years (something unprecedented since records began in 1974). According to Michael McKenzie of Bloomberg, “The Bloomberg Treasury index provided a total return of minus 2.3% in 2021, its first slump in nominal terms since 2013. The index has in the past rebounded after a down year, with gains ranging between 5.1% and 18% after negative returns in 1994, 1999, 2009 and 2013.” Interestingly, despite the negative returns, investors put more money into bond funds than stock funds in 2021, according to Investment Company Institute data: ~$587 billion into bond funds and only $311 billion into stock funds.

Market Valuation

As of January 20, 2022 the S&P 500 was selling for 19.9x earnings (fwd.) versus 19.2x at its February 19, 2020, pre-COVID-19 peak and 13.3x at its March 23, 2020, pandemic low. Since the March 23 bottom, the S&P 500 has gained ~100%. By most traditional valuation measures, the S&P 500 is historically overvalued, yet value shares have not been this cheap relative to growth shares since the dotcom bubble (although they are not particularly cheap compared with their own long-term average). We continue to believe that value will outperform growth in the medium to long-term, not only on a relative basis, but also— and much more important—by producing a positive absolute return.

Narrow Leadership

We’ve observed before that the S&P 500 is being driven by a handful of mega-cap stocks, but things haven’t always been this lopsided. Based on data from JP Morgan, as of January 20, 2022, the top 10 companies in the market-cap-weighted S&P 500 accounted for 29.8% of the index (vs. ~17% back in 1996) and boasted an average forward multiple of 30.3x (vs. an average of 19.8x since 1996). Interestingly, says Gary Shilling, writing for Bloomberg, the decade before the average company’s market cap grows large enough to usher it into the S&P 500’s “top 10,” it outperforms the broader market by 10% a year (hardly surprising, with outperformance the driving factor in becoming a big company in the first place!)—but after companies join the top 10 club, they tend to underperform the broader market by 1.5% over the following 10 years. Anyone considering investing in some of the S&P 500’s larger stocks should keep this trend in mind, remembering what the great Wayne Gretzky used to say “skate to where the puck is going to be, not where it has been.”

The remaining stocks in the S&P 500 are selling at 18.6x, above their average valuation of 15.7x since 1996 but far less than the top 10 companies. Interestingly, 2021’s results were driven solely by earnings, as earnings increased by 34.5% but the P/E multiple dropped by 7.6%.

The ARK Invest Innovation ETF (managed by Cathie Wood) is the poster child for the pain felt in the market’s most speculative areas. ARK fund shares have gained almost 250% during the past 5 years, but much of that gain occurred in 2020, and the fund is down over 50% from its all-time highs in February 2021 (and down almost 20% in 2022 alone, as of January 20), says Edward Harrison of Bloomberg, who calls ARK’s performance “eerily similar” to the dotcom bubble and bust. Despite ARK’s recent poor performance, Ms. Wood’s long-term record is still quite strong, but unfortunately most of her investors haven’t done so well: according to Bespoke Investment group, the average investor in five of ARK’s ETFs is nursing a 27% loss.

Insiders Selling

Corporate executives can have many different reasons for selling shares (anticipation of tax law changes, philanthropy, diversification, and much more), but the sheer number of billionaire founders who sold shares in 2021 should raise eyebrows and might well be signaling a market top. Bloomberg’s Ben Steverman and Scott Carpenter report not only that Mark Zuckerberg of Meta Platforms Inc. (formerly known as Facebook) sold shares in his company almost every day last year but also that the founders of Google sold ~$3.5 billion worth of stock (the first time either Sergey Brin or Larry Page has sold shares since 2017). But Elon Musk, in selling shares for the first time since 2016, is leading the pack, having sold ~$16 billion worth of Tesla stock in 2021. Overall, according to Bloomberg, the very richest Americans unloaded $42.9 billion in stock through the start of December—more than double their figure for 2020.

The Wisdom of Taking a Long-Term View

We’ve said it before, and we’ll say it again: individual investors stack the odds of investment success in their favor when they stay the course and take a long-term view. Yet data from Dalbar tell us that over the past 20 years, when the S&P 500 averaged a 7.5% annual advance, the average investor gained a mere 2.9%, barely beating the 2.1% inflation over the period. Why such a degree of underperformance? Partly because investors let their emotions get the better of them and chase the latest investment fad (or pile into equities at market peaks and sell out at market troughs)—and partly because they sell for nonfundamental reasons, such as a rise in a company’s share price (or in an index).

But history tells us that taking a multiyear view instead would tilt the odds of success in investors’ favor. According to data from JP Morgan, since 1950 annual S&P 500 returns have ranged from +47% to - 39%. For any given 5-year period, however, that range narrows to +28% to -3%—and for any given 20-year period, it is +17% to +6%. In short, since 1950, there has never been a 20-year period when investors did not make at least 6% per year in the stock market. Past performance is certainly no guarantee of future returns, but history does show that the longer a time frame you give yourself, the better your chances become of earning a satisfactory return.

As always, we’re available to answer any questions you might have. If you’d like to discuss these issues further, please reach out to us.

Best regards,

Mark A. Boyar

Jonathan I. Boyar

1152-NLD-01272022

Competitive Returns (Unaudited)

As you can see from the chart below, our buy and hold philosophy has enabled the Fund to produce after tax returns that pretty much mirror our pre-tax returns. The returns used in the illustration exclude loads, but are inclusive of all fees, and assumes the highest rates when calculating after tax returns.

Average Annual Returns
(Through 12/31/21)

				Since
	1 Year	5 Year	10 Year	Inception*
At NAV	18.61%	9.58%	11.48%	7.11%
Inclusive of sales charges	12.68%	8.46%	10.90%	6.88%
After taxes on distribution	12.57%	7.80%	10.37%	6.30%
After taxes on distribution and the sale of shares	7.58%	6.54%	8.92%	5.61%
S&P Composite 1500 Value Index	25.39%	11.78%	13.31%	N/A
*(5/5/98)

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or for shares held by non-taxable entities. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. As portfolio and market conditions change future distributions and yields will vary, dividends are not guaranteed. Distribution amount may include net investment income, capital gains and or return of capital. Distribution amount is not indicative of Fund performance. Individual performance results will vary and may include the reinvestment of income/dividends and capital gains distributions. Performance figures for periods greater than one year are annualized.

The S&P Composite 1500 Value Index combines three leading indices, the S&P 500®, the S&P MidCap 400®, and the S&P SmallCap 600®, to cover approximately 90% of U.S. market capitalization.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest in an index. This information is provided for comparison purposes only.

Comparisons to indices have limitations because indices have volatility and other material characteristics that may differ from a particular investment. Any indices and other financial benchmarks are provided for illustrative purposes only. Particularly, an Investment Index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the advisor’s decision-making. An investment cannot be made directly in an index. Index performance does not reflect the deduction of any management fees, taxes or expenses.

The total annual operating expense ratio for the Boyar Value Fund as stated in the fee table in the Fund’s prospectus dated May 1, 2021 was 1.84%, and the annual operating expense ratio after fee waiver was 1.81%. [An updated total annual operating expenses figure will appear in the Fund’s next prospectus update.]

^ The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns for periods greater than one year are annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

Comparison of the Change in Value of a $10,000 Investment (Unaudited)

The Chart above represents historical performance of a hypothetical investment of $10,000 in the Boyar Value Fund from inception. The performance of the Fund includes the reinvestment of all dividend and capital gain distributions and has been adjusted for the maximum applicable sales charge of 5.00%. The performance of the Fund as reflected in the chart does not include the effect of taxes incurred on Fund distributions or on the redemption of Fund shares.

Portfolio Diversification By Sector (as of December 31, 2021)
(as a percentage of total net assets) (Unaudited)

The composition of the Fund’s portfolio is subject to change.

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

It’s not what you make; it’s what you keep – Taxes are potentially the biggest expense an individual mutual fund investor will experience.

By holding stocks for long periods of time, you postpone paying taxes, which positively impacts long-term returns. Buying and holding stocks for long periods may sound stodgy, but it postpones the payment of capital gains taxes with the added positive effects on the compounding rate. Since profit taking involves transactions, it obliges you to take the IRS in as a partner. With profits not taken, there is a future tax liability, but all the money is still working for its owner.

No transactions, no tax. The Boyar Value Fund believes that holding stocks for long periods of time is the best way for an individual investor to create wealth.

This letter seeks to describe the Fund managers’ current view of the market. Statements referring to future events or actions, such as future financial performance, are based on current expectations and projections about future events provided by various sources, including the Fund’s management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

IMPORTANT DISCLAIMER

Past performance is no guarantee of future results. Investing in equities and fixed income involves risk, including the possible loss of principal. The Russell 2000 is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The S&P Composite 1500 Value Index combines three leading indices, the S&P 500®, the S&P MidCap 400®, and the S&P SmallCap 600®, to cover approximately 90% of U.S. market capitalization.

BOYAR VALUE FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2021

Shares		Fair Value
	COMMON STOCKS — 93.2%
	APPAREL & TEXTILE PRODUCTS - 1.2%
24,070	Hanesbrands, Inc.	$402,450

	ASSET MANAGEMENT - 9.1%
8,500	Ameriprise Financial, Inc.	2,564,110
12,359	Franklin Resources, Inc.	413,903
		2,978,013
	BANKING - 9.9%
29,221	Bank of America Corporation	1,300,042
4,430	Citigroup, Inc.	267,528
10,750	JPMorgan Chase & Company	1,702,262
		3,269,832
	BEVERAGES - 0.9%
5,226	Coca-Cola Company (The)	309,431

	BIOTECH & PHARMA - 5.7%
7,500	Bristol-Myers Squibb Company	467,625
2,500	Johnson & Johnson	427,675
16,000	Pfizer, Inc.	944,800
1,985	Viatris, Inc.	26,857
		1,866,957
	CABLE & SATELLITE - 2.8%
18,268	Comcast Corporation, Class A	919,428

	CHEMICALS - 0.3%
3,000	Univar Solutions, Inc.(a)	85,050

	CONTAINERS & PACKAGING - 0.2%
7,215	O-I Glass, Inc.(a)	86,796

	E-COMMERCE DISCRETIONARY - 2.5%
12,500	eBay, Inc.	831,250

	ENTERTAINMENT CONTENT - 7.6%
2,641	AMC Networks, Inc., Class A(a)	90,956

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021

Shares		Fair Value
	COMMON STOCKS — 93.2% (Continued)
	ENTERTAINMENT CONTENT - 7.6% (Continued)
12,687	Discovery, Inc. - Series C(a)	$290,532
8,842	Madison Square Garden Entertainment Corporation(a)	621,946
9,500	Walt Disney Company (The)(a)	1,471,456
		2,474,890
	FOOD - 1.8%
9,000	Mondelez International, Inc., Class A	596,790

	HEALTH CARE FACILITIES & SERVICES - 2.0%
6,500	CVS Health Corporation	670,540

	HOME & OFFICE PRODUCTS - 2.3%
6,701	Newell Brands, Inc.	146,350
3,700	Scotts Miracle-Gro Company (The)	595,700
		742,050
	HOUSEHOLD PRODUCTS - 0.4%
3,200	Energizer Holdings, Inc.	128,320

	INSTITUTIONAL FINANCIAL SERVICES - 2.3%
12,707	Bank of New York Mellon Corporation (The)	738,023

	INTERNET MEDIA & SERVICES - 4.9%
28,752	ANGI Homeservices, Inc., Class A(a)	264,806
2,815	IAC/InterActiveCorporation(a)	367,949
7,169	Twitter, Inc.(a)	309,844
15,748	Uber Technologies, Inc.(a)	660,313
		1,602,912
	LEISURE FACILITIES & SERVICES - 8.7%
19,227	Liberty Media Corp-Liberty Braves - Series C(a)	540,279
4,934	Madison Square Garden Sports Corporation(a)	857,184
8	Marriott International, Inc., Class A(a)	1,322
3,000	McDonald’s Corporation	804,210
9,500	MGM Resorts International	426,360
1,500	Starbucks Corporation	175,455
		2,804,810

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021

Shares		Fair Value
	COMMON STOCKS — 93.2% (Continued)
	LEISURE PRODUCTS - 1.6%
10,000	Acushnet Holdings Corporation	$530,800

	MACHINERY - 1.0%
22,554	Mueller Water Products, Inc. - Series A	324,778

	REAL ESTATE OWNERS & DEVELOPERS - 0.1%
21,539	Trinity Place Holdings, Inc.(a)	39,632

	RETAIL - CONSUMER STAPLES - 1.0%
1,425	Target Corporation	329,802

	RETAIL - DISCRETIONARY - 8.1%
6,385	Home Depot, Inc. (The)	2,649,839

	SEMICONDUCTORS - 1.3%
8,000	Intel Corporation	412,000

	SOFTWARE - 10.2%
9,734	Microsoft Corporation	3,273,739
4,570	Vimeo, Inc.(a)	82,078
		3,355,817
	TECHNOLOGY HARDWARE - 2.4%
12,500	Cisco Systems, Inc.	792,125

	TECHNOLOGY SERVICES - 0.6%
37,500	Conduent, Inc.(a)	200,250

	TRANSPORTATION & LOGISTICS - 3.3%
5,000	United Parcel Service, Inc., Class B	1,071,700

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021

Shares		Fair Value
	COMMON STOCKS — 93.2% (Continued)
	WHOLESALE - CONSUMER STAPLES - 1.0%
4,000	Sysco Corporation	$314,200

	TOTAL COMMON STOCKS (Cost $11,161,799)	30,528,485

	PREFERRED STOCKS — 0.8%
	RETAIL - DISCRETIONARY - 0.8%
2,573	Qurate Retail, Inc.	265,584
	TOTAL PREFERRED STOCKS (Cost $240,993)

	SHORT-TERM INVESTMENTS — 6.3%
	MONEY MARKET FUNDS - 6.3%
2,051,381	Dreyfus Institutional Preferred Government, Hamilton Class, 0.01% (Cost $2,051,381)(b)	2,051,381

	TOTAL INVESTMENTS - 100.3% (Cost $13,454,173)	$32,845,450
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(83,315)
	NET ASSETS - 100.0%	$32,762,135

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2021.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investment securities, at cost	$13,454,173
Investment securities, at value	$32,845,450
Dividends and interest receivable	6,752
Receivable for Fund shares sold	5,000
Prepaid expenses and other assets	9,823
TOTAL ASSETS	32,867,025

LIABILITIES
Advisory fees payable	27,312
Distribution fees (12b-1) payable	2,736
Payable to service providers	40,360
Audit fees payable	17,235
Accrued Director/Trustee fees	1,795
Accrued legal fees	12,790
Accrued expenses and other liabilities	2,662
TOTAL LIABILITIES	104,890
NET ASSETS	$32,762,135

Net Assets Consist Of:
Paid in capital	$13,364,499
Accumulated earnings	19,397,636
NET ASSETS	$32,762,135

Shares of capital stock outstanding (1,000,000,000 shares authorized, $0.001 par value)	1,007,370
Net asset value and redemption price per share (Net assets ÷ shares outstanding) (a)	$32.52
Maximum offering price per share (maximum sales charge of 5.00%) (b)	$34.23

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.

(b)	On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends	$458,536
Interest	266
TOTAL INVESTMENT INCOME	458,802

EXPENSES
Investment advisory fees	156,478
Distribution (12b-1) fees	78,239
Administrative services fees	57,034
Transfer agent fees	53,540
Legal fees	28,397
Accounting services fees	24,090
Audit fees	17,155
Compliance officer fees	13,777
Insurance expense	12,775
Directors’ fees and expenses	11,716
Printing and postage expenses	8,764
Registration fees	5,840
Custodian fees	3,711
Other expenses	8,456
TOTAL EXPENSES	479,972
Plus:
Waived fees recaptured	4,745
NET EXPENSES	484,717
NET INVESTMENT LOSS	(25,915)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	137,547
Net change in unrealized appreciation (depreciation) of investments	5,093,716
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,231,263

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,205,348

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	December 31, 2021	December 31, 2020
FROM OPERATIONS
Net investment income (loss)	$(25,915)	$37,934
Net realized gain from security transactions	137,547	471,908
Net change in unrealized appreciation (depreciation) on investments	5,093,716	502,046
Net increase in net assets resulting from operations	5,205,348	1,011,888

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(132,771)	(508,256)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	598,366	568,097
Net asset value of shares issued in reinvestment of distributions to shareholders	125,968	484,440
Payments for shares redeemed	(1,107,026)	(1,425,981)
Net decrease in net assets from capital share transactions	(382,692)	(373,444)

TOTAL INCREASE IN NET ASSETS	4,689,885	130,188

NET ASSETS
Beginning of year	28,072,250	27,942,062
End of year	$32,762,135	$28,072,250

CAPITAL SHARE ACTIVITY
Shares Sold	19,286	23,509
Shares Reinvested	3,930	18,253
Shares Redeemed	(35,671)	(59,945)
Net decrease in shares outstanding	(12,455)	(18,183)

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Year Presented

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Year	$27.53		$26.92		$23.48		$26.54		$23.37
Activity from investment operations:
Net investment income (loss) (1)	(0.03)		0.04		0.11		0.08		0.10
Net realized and unrealized gain (loss) on investments	5.15		1.08		4.37		(1.92)		3.52
Total from investment operations	5.12		1.12		4.48		(1.84)		3.62
Paid-in-Capital from Redemption Fees (1)	—		—		0.00	(2)	—		—
Less distributions from:
Net investment income	—		(0.04)		(0.11)		(0.08)		(0.11)
Net realized gains	(0.13)		(0.47)		(0.93)		(1.14)		(0.34)
Total distributions	(0.13)		(0.51)		(1.04)		(1.22)		(0.45)
Net Asset Value, End of Year	$32.52		$27.53		$26.92		$23.48		$26.54
Total Return (3)	18.61%		4.23%		19.15%		(7.12)%		15.48%
Net Assets, End of Year	$32,762,135		$28,072,250		$27,942,062		$24,389,769		$27,219,974
Ratio of gross expenses to average net assets	1.53%		1.78	% (4)	1.75	% (4)	2.11	% (4)	2.22	% (4)
Ratio of net expenses to average net assets	1.55	% (5)	1.75%		1.75%		1.75%		1.75%
Ratio of net investment income (loss) to average net assets	(0.08)%		0.15%		0.42%		0.30%		0.42%
Portfolio Turnover Rate	1%		14%		9%		7%		2%

(1)	Per share amounts calculated using the average shares method.

(2)	Amount represents less than $0.005 per share.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales loads/redemption fees. Had the Adviser not waived their fees and/or reimbursed expenses for the years ended 2017, 2018, 2019 and 2020, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Represents the ratio of expenses to average net assets inclusive of expense recapture by the Adviser.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2021

1.	ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The Fund’s investment objective is long-term capital appreciation.

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Fund’s Board of Directors (the “Board”). The Board has delegated execution of these procedures to a Fair Value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.

Fair Valuation Process – As noted above, the Fair Value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2021 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$30,528,485	$—	$—	$30,528,485
Preferred Stock	265,584	—	—	265,584
Short-Term Investment	2,051,381	—	—	2,051,381
Total	$32,845,450	$—	$—	$32,845,450

The Fund did not hold any Level 3 securities during the year.

*	Refer to the Schedule of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions paid and distributed to shareholders are recorded on ex-dividend date.

Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax”

differences are considered either temporary (i.e., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2018 to December 31, 2020, or expected to be taken in the Fund’s December 31, 2021 year-end tax returns.

The Fund identifies its major tax jurisdictions as U.S. Federal, Maryland and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2021, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $663,047 and $260,137, respectively.

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2021, the tax cost of investments and unrealized appreciation (depreciation) are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
Boyar Value Fund	$13,454,173	$19,727,945	$(336,668)	$19,391,277

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH SERVICE PROVIDERS

Boyar Asset Management, Inc. (the “Adviser”) provides continuous advisory services to the Fund and Northern Lights Distributors, LLC (the “Distributor”) acts as distributor of the Fund’s shares.

Pursuant to an Investment Advisory Agreement among the Adviser and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. For the year ended December 31, 2021, the Fund incurred $156,478 in advisory fees.

Pursuant to a written contract, the Adviser has agreed to waive a portion of its advisory fees and the to reimburse certain expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, Underlying or Acquired Fund Fees and Expenses, and other extraordinary expenses not incurred in the

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

ordinary course of the Fund’s business) to the extent necessary to limit the Fund’s total annual operating expenses (subject to the same exclusions) to 1.75% of the Fund’s average daily net assets (the “expense limitation”). The Adviser is permitted to subsequently recover reimbursed expenses and/or waived fees (within 2 years after the fiscal year end in which the waiver/reimbursement occurred) from the Fund to the extent that the Fund’s expense ratio is less than the expense limitation. The Adviser has agreed to maintain this expense limitation through at least May 1, 2022. For the year ended December 31, 2021, the Adviser waived/recaptured fees in the amount of $4,745. At December 31, 2021 the Fund had no available recapture.

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. For the year ended December 31, 2021, the Distributor received $1,281 from front-end sales charges, of which $125 was retained by the principal underwriter or other affiliated broker-dealers.

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain Directors and officers of the Trust are also officers of the Adviser or UFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of UFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

Custody Administration

Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York Mellon (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. UFS receives a portion of these fees for performing certain custody administration services. UFS’s share of such fees collected for the year ended December 31, 2021 was $2,219. The Custodian fees listed in the Statement of Operations include the fees paid to UFS as Custody Administrator.

Directors

The Fund pays each Director an annual fee of $3,000 and $500 for each meeting attended. Expenses incurred in connection with attendance at board meetings may be reimbursed. No employee of the Adviser, UFS or any of their respective affiliates will receive any compensation from the Fund for acting as either an officer or Director. None of the executive officers receive any compensation from the Fund.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2021, Vector Group Ltd. held approximately 37.7% while National Financial Services LLC held 44.4% of the voting securities of the Boyar Value Fund.

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. This fee does not apply to shares acquired through reinvestment of dividends and other distributions. For certain purchases of $1 million or more the Fund may also assess a contingent deferred sales charge of 1.00% to redemptions made within twelve months of purchase. For the year ended December 31, 2021, the Fund had no redemption fees.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2021 and December 31, 2020 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2021	December 31, 2020
Ordinary Income	$—	$38,641
Long-Term Capital Gain	132,771	469,615
	$132,771	$508,256

As of December 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Unrealized	Total
Long-Term	Appreciation/	Accumulated
Gains	(Depreciation)	Earnings/(Deficits)
$6,359	$19,391,277	$19,397,636

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, resulted in reclassifications for the Fund for the fiscal year ended December 31, 2021 as follows:

Paid	Accumulated
In	Earnings
Capital	(Losses)
$(25,912)	$25,912

9.	MARKET AND GEOPOLITICAL RISK

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Shareholders

of Boyar Value Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Boyar Value Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of the Boyar Value Fund, Inc. since 2009.

Philadelphia, Pennsylvania

February 22, 2022

BOYAR VALUE FUND, INC.
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
December 31, 2021

The Fund adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Program”)(the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its cash holdings and access to other funding sources.

During the fiscal year ended December 31, 2021, the Fund’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s Program was effectively implemented.

BOYAR VALUE FUND, INC.
EXPENSE EXAMPLES (Unaudited)
December 31, 2021

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; (2) ongoing costs, including management fees and distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 through December 31, 2021.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period **
	7/1/21	12/31/21	7/1/21 – 12/31/21	7/1/21 – 12/31/21
Actual	$1,000.00	$1,036.60	$7.96	1.55%
Hypothetical
(5% return before expenses)	$1,000.00	$1,017.39	$7.88	1.55%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year [184] divided by the number of days in the fiscal year [365].

**	Annualized.

BOYAR VALUE FUND, INC.
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2021

FACTORS CONSIDERED BY BOARD IN APPROVING THE CONTINUANCE OF THE ADVISORY AGREEMENT

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of The Boyar Value Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of the Fund’s investment advisory agreement with its investment adviser, Boyar Asset Management, Inc. (the “Adviser”), (the “Agreement”).

At a Board meeting held on May 25, 2021 the Fund’s Board of Directors, including all the Independent Directors, approved the continuation of the Agreement. As required by the 1940 Act, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. The Independent Directors were informed that, in selecting the Adviser and approving the continuance of the Agreement, they are authorized to engage such experts as they consider appropriate, including counsel to the Independent Directors.

The Independent Directors, both prior to the meeting and other meetings held during the current year, received materials relating to the Adviser’s investment services under the Agreement. These materials included information on (i) the investment performance of the Fund over various periods of time compared to the performance of a peer group of mutual funds, which consisted of the Fund and other large-cap value funds (the “Peer Funds”), as classified by Morningstar and objectively selected by the Adviser as comparable to the Fund based upon criteria previously specified by the Independent Directors and used in prior years, and to the Fund’s benchmark index; (ii) sales and redemption data with respect to the Fund; (iii) the general investment outlook in the markets in which the Fund invests; (iv) arrangements with respect to the distribution of the Fund’s shares; and (v) the overall nature, quality and extent of services provided by the Adviser.

As part of the review of the continuance of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of their services and the reasonableness of their fees under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee and advisory fee (individually and together), 12b-1 fees, and other non-management expenses, to those incurred by the Peer Funds; (ii) the Fund’s average expense ratio to those of its Peer Funds (both before and after waivers); (iii) the Fund’s investment performance over various time periods to the mean performance of the Peer Funds and the Fund’s benchmark index; (iv) the Adviser’s financial results and condition, including an oral discussion of the Adviser’s profitability from the services that have been performed for the Fund; (v) the Adviser’s current investment management staffing; and (vi) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a description of the objective non -performance-based methodology used by the Adviser to determine the Peer Funds to prepare its information and the rationale for including both Peer Funds, which was consistent with that used in previous years.

The Board considered several matters in connection with its renewal of the Agreement including investment performance; personnel and methods; fees and expenses; nature and quality of other services; other benefits; and economies of scale. However, the Board did not identify any single factor as all-important or controlling, and this summary does not detail all the matters that were considered. The Independent Directors also met in executive session to deliberate in their considerations of the Agreement.

(i)	The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund, including, without limitation, the nature and quality of the investment advisory services since the Fund’s inception, its coordination of services for the Fund by the Fund’s service providers, and its compliance

BOYAR VALUE FUND, INC.
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2021

procedures and practices. The Board noted that certain of the Fund’s executive officers are employees of the Adviser, and serve the Fund without additional compensation from the Fund. After reviewing the foregoing information and further information in the Adviser Memorandum, the Board concluded that the quality, extent, and nature of the services provided by the Adviser are satisfactory.

(ii)	The investment performance of the Fund and Adviser. In this regard, the Board compared the performance of the Fund with the performance of the Fund’s Benchmark and the Peer Funds. The Board also considered the success and consistency of the Adviser’s management of the Fund in implementing the Fund’s investment objective and policies. The Board noted that the Fund outperformed its Peer Funds’ average annualized return for the ten-year period as well as since the Fund’s inception and underperformed for the one-, three-, and five-year periods ended March 31, 2021. The Board also noted that the Fund outperformed its Benchmark for the period since the Fund’s inception to March 31, 2021. However, the Board noted that the Fund underperformed its Benchmark during the one-, three-, five- and ten-year periods ended March 31, 2021. After consideration of the short and long-term investment performance of the Fund, the Adviser’s experience in managing the Fund and separate accounts, the continuity of the Adviser’s personnel and other factors, the Board concluded that the investment performance of the Fund and the Adviser was consistent with the Fund’s investment objective and policies and therefore satisfactory.

(iii)	The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund. In this regard, the Board considered the Adviser’s staffing, personnel, and methods of operating; the Adviser’s compliance policies and procedures; the financial condition of the Adviser and the level of commitment to the Fund and the Adviser by the principals of the Adviser; the asset levels of the Fund; and the overall expenses of the Fund, including certain fee waivers and expense reimbursements by the Adviser on behalf of the Fund. The Board discussed the Fund’s Expense Limitation Agreement with the Adviser, and considered the Adviser’s past fee waivers with respect to the Fund. The Board also considered potential benefits to the Adviser in managing the Fund, including promotion of the Adviser’s name and the ability for the Adviser to place small accounts into the Fund. The Board compared the fees and expenses of the Fund (including the management fee) to the Peer Funds. It was noted that the management fee, gross expense ratio, and expense waiver was generally lower than the Peer Funds’ average and that the Fund’s net expense ratio was generally above the Peer Funds’ average. It was also noted that the Fund’s 12b-1 Fees were in line with the Peer Funds’ average.

The Board also compared the fees paid by the Fund to fees paid by other clients of the Adviser, and considered the similarities and differences in the services received by such other clients as compared to the services received by the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund are appropriate and within the range of what would have been negotiated at arm’s length.

(iv)	The extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangement with the Adviser involves both a management fee and an Expense Limitation Agreement. The Board considered that the Fund was currently experiencing benefits from the Fund’s Expense Limitation Agreement, and that the Fund has experienced benefits from its Expense Limitation Agreement in prior years. Going forward, the Board noted that the Fund has the potential to benefit from economies of scale

BOYAR VALUE FUND, INC.
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2021

under its agreements with the Adviser and other service providers. Following further discussion of the Fund’s asset levels, expectations for growth and levels of fees, the Board determined that the Fund’s fee arrangements with the Adviser continue to provide benefits through the Expense Limitation Agreement and that, at the Fund’s current and projected asset levels for the next year, the Fund’s arrangements with the Adviser are fair and reasonable.

BOYAR VALUE FUND, INC.
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2021

Directors and Officers

Name, Contact Address and Year of Birth	Position Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupations During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside the Fund Complex
INTERESTED DIRECTOR
Mark A. Boyar(2) 32 West 39th Street, 9th Floor New York, NY 10018 Born in 1942	Chairman	Since Inception	President, Boyar Asset Management, Inc., (June 1983 – present); President, Mark Boyar & Co., Inc., (January 1979 –present); Partner, Boyar G.P. Holdings Ltd., (May 1990 – present).	1	Chairman, Boyar G.P. Holdings Ltd., May 1990 – present.
DISINTERESTED DIRECTORS
Jay R. Petschek c/o Corsair Capital Management, LLC 366 Madison Avenue, 12th Floor New York, NY 10017 Born in 1958	Director	Since Inception	Managing Member, Corsair Capital Management, LLC, (June 2002 – present).	1	None
Henry A. Alpert 3333 New Hyde Park Road, Suite 201 New Hyde Park, NY 11042 Born in 1947	Director	Since Inception	President, Spartan Petroleum Corp., (1974 – present).	1	Director, Griffon Corp., February 1995 – present;
Richard Finkelstein 500 NE Spanish River Blvd., Suite 108 Boca Raton, FL 33431 Born in 1949	Director	Since Inception	Principal, Merit Builders, Inc. (2012-Present).	1	Trustee, The University of Maryland, July 2006 – present.
OFFICERS
Sam Singh 4221 North 203rd Street,Suite 100, Elkhorn, Nebraska 68022-3474 Born in 1976	President	Since 2016	Vice President, Ultimus Fund Solutions,LLC (since 2015).	N/A	N/A
Jonathan Boyar 32 West 39th Street, 9th Floor New York, NY 10018 Born in 1980	Vice President	Since 2019	Managing Director, Boyar Value Group (since 2008).	1	N/A
Dawn Borelli 4221 North 203rd Street,Suite 100, Elkhorn, Nebraska 68022-3474 Born in 1972	Treasurer	Since 2011	Assistant Vice President, Fund Administration, Ultimus Fund Solutions, LLC (since 2010).	N/A	N/A
Sean Lawler 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 Born in 1987	Secretary	Since 2020	Senior Legal Administrator, Ultimus Fund Solutions, LLC (since 2020). Legal Administrator, Gemini Fund Services, LLC (2014 -2020).	N/A	N/A
James Ash 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 Born in 1976	Chief Compliance Officer	Since 2019	Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 -2017).	N/A	N/A

(1)	Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

(2)	Mr. Boyar is an “interested person” of the Fund as defined in the 1940 Act, because of his relationship with Boyar Asset Management, Inc.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 1-800-266-5566.

PRIVACY notice

Rev. June 2011

FACTS	WHAT DOES BOYAR VALUE FUND, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■       Social Security number                                           ■       Purchase History

■       Assets                                                                      ■        Account Balances

■       Retirement Assets                                                   ■       Account Transactions

■       Transaction History                                                ■       Wire Transfer Instructions

■       Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Boyar Value Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Boyar Value Fund, Inc, share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Rev. June 2011

Who we are
Who is providing this notice?	Boyar Value Fund, Inc.
What we do
How does Boyar Value Fund, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Boyar Value Fund, Inc. collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

  Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Boyar Value Fund, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Boyar Value Fund, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Boyar Value Fund, Inc. does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
Boyar Asset Management, Inc.
32 West 39th Street, 9th Floor
New York, New York 10018

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246	BVF-AR21

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021 - $15,250

2020 - $15,250

2019 - $15,250

2018 - $15,250

2017 - $15,250

(b)	Audit-Related Fees

2021 - None

2020 - None

2019 - None

2018 - None

2017 - None

(c)	Tax Fees

2021 - $2,000

2020 - $2,000

2019 - $2,000

2018 - $2,000

2017 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 - None

2020 - None

2019 - None

2018 - None

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2018	2019	2020	2021
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - None

2020 - None

2019 - None

2018 - None

2017 - None

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of December 31, 2009, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Boyar Value Fund, Inc.

By (Signature and Title)

* /s/ Sam Singh

Sam Singh, Principal Executive Officer/President

Date 2/24/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Dawn Borelli

Dawn Borelli, Principal Financial Officer/Treasurer

Date 2/24/22

By (Signature and Title)

* /s/ Sam Singh

Sam Singh, Principal Executive Officer/President

Date 2/24/22

* Print the name and title of each signing officer under his or her signature.